Note 32	12 Months Ended
Dec. 31, 2025
Capital Base And Capital Management [Abstract]
Disclosure of Capital Base And Capital Management [Text Block]	Capital base and capital management Capital base
The entry into force of Regulation (EU) 2024/1623 (commonly referred to as ‘CRR3’) on January 1, 2025 brought about substantial changes in the calculation of minimum capital requirements. The impact of these changes on the Group's CET1 ratio was not significant at that date.
As of December 31, 2025, 2024 and 2023, own funds are calculated in accordance with the applicable regulation of each year on minimum capital requirements for Spanish credit institutions –both as individual entities and as consolidated group– that establish how to calculate them, as well as the various required internal capital adequacy assessment processes and the information required to be disclosed to the market.
The CET1 fully loaded ratio of the BBVA Group stood at 12.70% at the end of December 2025, which allowed it to maintain a management buffer over the Group's CET 1 requirement (9.29%3) and over the Group's target management range of between 11.5 - 12% of CET 1. With regard to the minimum total capital requirements applicable to the Group as of December 31, 2025, these amount to 13.44%[3].
Following the latest decision of the SREP (Supervisory Review and Evaluation Process), which came into force on January 1, 2026, the ECB has notified the Group that the Pillar 2 requirement is maintained at 1.62% (of which 0.96% at least should be covered by CET1). In addition, the Bank of Spain has reduced the D-SIB (Domestic Systemically Important Banks) buffer requirement to 0.75% which the Group must maintain since January 1, 2026, 0.25% less than that in force on December 31, 2025. Therefore, BBVA must maintain a CET1 capital ratio of 8.98%[3] and a total capital ratio of 13.13%[3] at a consolidated level.
A reconciliation of the main figures between the accounting and regulatory own funds as of December 31, 2025, 2024 and 2023 is shown below:

ELIGIBLE CAPITAL RESOURCES (MILLIONS OF EUROS)

	Notes	2025	2024	2023
Capital	26	2,797	2,824	2,861
Share premium	27	18,469	19,184	19,769
Retained earnings, revaluation reserves and other reserves	28	46,550	42,507	38,251
Other equity instruments, net		40	40	40
Treasury shares	29	(299)	(66)	(34)
Profit (loss) attributable to the parent company	5	10,511	10,054	8,019
Interim dividend		(1,840)	(1,668)	(951)
Total equity		76,228	72,875	67,955
Accumulated other comprehensive income (loss)	30	(18,871)	(17,220)	(16,254)
Minority interests	31	4,441	4,359	3,564
Shareholders' equity		61,798	60,014	55,265
Goodwill and other intangible assets		(1,691)	(1,553)	(1,421)
Equity not eligible at solvency level		(231)	(185)	(137)
Other adjustments and deductions ⁽¹⁾		(9,430)	(7,476)	(7,591)
Common Equity Tier 1 (CET 1)		50,446	50,799	46,116
Additional Tier 1		5,488	6,023	6,033
Tier 2		12,431	9,858	8,182
Total Capital (Total Capital = Tier 1 + Tier 2)		68,365	66,680	60,332
Total Minimum equity required ⁽²⁾		53,403	52,427	47,455
(1) Other adjustments and deductions include, among others, the adjustment for non-computable minority interests, the amount of dividends pending distribution and, in 2025, the amount corresponding to the maximum limit authorized by the ECB for the repurchase of BBVA's own shares (excluding the amount corresponding to the shares already acquired as of December 31, 2025).
(2) Calculated based on total minimum capital requirements applicable in each period.
The Group’s eligible own funds and risk-weighted assets (RWAs) in accordance with the aforementioned applicable regulation as of December 31, 2025, 2024 and 2023 are shown below:

AMOUNT OF CAPITAL CC1 (MILLIONS OF EUROS)

	2025	2024	2023
Capital and share premium	21,266	22,008	22,629
Retained earnings and equity instruments ⁽¹⁾	42,657	39,652	34,889
Other accumulated income and other reserves	(17,459)	(14,334)	(12,872)
Minority interests	2,762	2,343	1,864
Net attributable profit ⁽²⁾	5,244	5,013	4,759
Common Equity Tier I (CET1) before other regulatory adjustments	54,471	54,681	51,269
Goodwill and intangible assets	(1,691)	(1,553)	(1,421)
Direct, indirect and synthetic holdings in own Common Equity Tier I instruments	(390)	(243)	(331)
Deferred tax assets	(815)	(844)	(988)
Other deductions and filters ⁽[3]⁾	(1,129)	(1,242)	(2,412)
Total common equity Tier 1 regulatory adjustments	(4,024)	(3,882)	(5,153)
Common equity TIER 1 (CET1)	50,446	50,799	46,116
Capital instruments and share premium accounts classified as liabilities and qualifying as Additional Tier I	5,303	5,638	5,715
Qualifying Tier 1 capital included in consolidated AT1 capital issued by subsidiaries and held by third parties	185	386	319
Additional Tier 1 (AT 1) before regulatory adjustments	5,488	6,023	6,033
Transitional Tier 1 adjustments	—	—	—
Total regulatory adjustments to additional Tier 1	—	—	—
Additional Tier 1 (AT1)	5,488	6,023	6,033
Tier 1 (Common equity TIER 1 + additional TIER 1)	55,934	56,822	52,150
Capital instruments and share premium accounted as Tier 2	6,239	5,629	5,214
Qualifying Tier 2 capital included in consolidated T2 capital issued by subsidiaries and held by third parties	6,022	4,192	2,890
Credit risk adjustments	180	47	88
Tier 2 before regulatory adjustments	12,441	9,868	8,192
Tier 2 regulatory adjustments	(10)	(10)	(10)
Tier 2	12,431	9,858	8,182
Total capital (Total capital = Tier 1 + Tier 2)	68,365	66,680	60,332
Total RWA	397,241	394,468	363,915
CET 1 ratio	12.70%	12.88%	12.67%
Tier 1 ratio	14.08%	14.40%	14.33%
Total capital ratio	17.21%	16.90%	16.58%
(1) It includes the amount of the share buyback program not recognized for accounting purposes.
(2) As of December 31, 2025, the expected total shareholder remuneration corresponding to the year 2025, subject to approval by the General Shareholders' Meeting, is deducted. As of December 31, 2024, the total shareholder remuneration corresponding to the year 2024, approved by the General Shareholders' Meeting, is deducted. As of December 31, 2023, the cash amount is deducted from the total shareholder remuneration corresponding to 2023, approved by the General Shareholders' Meeting.
(3) As of December 31, 2023, the amount of the share buyback program for the year 2023, considered as a dividend approved by the General Shareholders' Meetings, was deducted.
The BBVA Group's earnings has contributed to achieving a consolidated CET1 ratio of 12.70% as of December 31, 2025, which allows it to maintain a management buffer over the Group's CET1 requirement as of that date (9.29%4), which is also above the Group's target management range of 11.5 - 12.0% CET1.
The CET1 ratio decreased by 18 basis points, mainly due to: (i) the impact of -105 basis points from the share buyback program (SBB) announced in December 2025; (ii) the growth in risk-weighted assets (RWA) derived from the organic growth of the business in constant terms (which drained the ratio by 152 basis points) mainly as a result of the increase in the loan portfolio, partially offset by the significant risk transfer (SRT) transactions, including securitizations and sales of loan portfolios, and, to a lesser extent, debt securities and; (iii) the depreciation of the Turkish lira and, to a lesser extent, the Mexican peso against the euro affected the year-on-year decrease of the CET1 ratio.
The decrease was partially offset by (i) the generation of earnings in the year (265 basis points) which, net of shareholder remuneration and payment of convertible contingent instrument coupons (CoCos), generated a positive contribution of 122 basis points; (ii) other elements (61 basis points), which include the attributable prudential minority interests and the positive impact in Other Comprehensive Income (OCI) equivalent to the net monetary position loss resulting from hyperinflationary economies recorded in financial assets at fair value through other comprehensive income (corresponding to assets classified as Held to Collect and Sell (HTC&S)); (iii) the depreciation of the U.S. dollar against the euro; and (iv) the regulatory impacts which generated a positive contribution of 56 basis points, mainly due to the change in the calculation model for certain portfolios in Mexico and Spain to the standardized approach. Such change in the calculation model which led to the development by the Group of a holistic model strategy aimed at assessing the adequacy, scope, and sustainability of internal credit risk models, resulted in a partial reversion from the Advanced IRB approach to the Foundation IRB approach or to the standardized approach (subject to prior approval by the ECB).
Consolidated Additional Tier 1 (AT1) capital fully loaded stood at 1.38% as of December 31, 2025, 15 basis points lower compared to 2024. In January 2025, BBVA, S.A. issued contingent convertible instruments (CoCos) for USD 1.0 billion, and it made a further issuance in November 2025 for €1.0 billion. On the other hand, in March 2025, BBVA redeemed an issuance of contingent convertible instruments of USD 1.0 billion. Additionally, in December 2025, the redemption of another issuance of contingent convertible instruments of €1.0 billion was announced, which took place in January 2026.
The Tier 2 fully stood at 3.13% as of December 31, 2025, which represents an increase of 63 basis points compared to 2024, mainly due to the issuance of a subordinated bond in Spain (€1.0 billion) in February 2025, the issuance in Mexico of subordinated debt for an amount of USD 1.0 billion in February 2025, and the issuances in July and October 2025 of USD 500 million and USD 700 million, respectively, of subordinated debt in Turkey.
As a result of the above, the total capital ratio stood at 17.21% as of December 31, 2025.
With regard to MREL (Minimum Requirement for own funds and Eligible Liabilities) BBVA, as an MPE[5], has sub-consolidated requirements, based on its resolution group[6].
On June 12, 2025 the Group made public that it had received a communication from the Bank of Spain regarding its MREL requirement, established by the Single Resolution Board (“SRB”). According to this communication, BBVA must maintain, as from June 12, 2025, an MREL in RWA of 23.13%[7], not taking into account the current[8] combined buffer requirement (CBR) of 3.97%. In addition, BBVA must keep, also as from June 12, 2025, a volume of own funds and eligible liabilities in terms of total exposure considered for purposes of calculating the leverage ratio of 8.59% (the “MREL in LR”)[9].
With respect to the MREL ratios achieved as of December 31, 2025, these were 28.89% and 10.21%, respectively for MREL in RWA and MREL in LR, reaching the subordinated ratios of both 24.67% and 8.72%, respectively.
Given the structure of the resolution group's own funds and eligible liabilities, as of December 31, 2025, the Group meets the aforementioned requirements.
Leverage ratio
The leverage ratio (LR) is a regulatory measure complementing capital designed to promote the financial strength of institutions in terms of indebtedness. This measurement can be used to estimate the percentage of the assets and off-balance sheet arrangements financed with Tier 1 capital, being the carrying amount of the assets used in this ratio adjusted to reflect the Group’s current or potential leverage of a given balance-sheet position (Leverage ratio exposure).
Breakdown of leverage ratio as of December 31, 2025, 2024 and 2023, calculated according to CCR, is as follows:

LEVERAGE RATIO

	2025	2024	2023
Tier 1 (millions of Euros) (a)	55,934	56,822	52,150
Exposure to leverage ratio (millions of Euros) (b)	908,869	834,488	797,888
Leverage ratio (a)/(b) (percentage)	6.15%	6.81%	6.54%
Capital management
The aim of capital management within BBVA and the Group is to ensure that both BBVA and the Group have the necessary capital at any given time to develop the corporate strategy reflected in the Strategic Plan, in line with the risk profile set out in the Group Risk Appetite Framework (RAF).
In this regard, BBVA's capital management is also part of the most relevant forward-looking strategic decisions in the Group's management and monitoring, which include the Budget and the Liquidity and Funding Plan, with which it is coordinated — all with the aim of achieving the Group's overall strategy.
Capital must be allocated optimally in order to meet the need to preserve the solvency of BBVA and the Group at all times. Together with the Group's solvency risk profile included in the RAF, this optimal allocation serves as a guide for the Group's capital management and seeks a solid capital position that makes it possible to:
–anticipate ordinary and extraordinary consumption that may occur, even under stress;
–promote the development of the Group's business and align it with capital and profitability objectives by allocating resources appropriately and efficiently;
–cover all risks —including potential risks— to which it is exposed;
–comply with regulatory and internal management requirements at all times; and
–remunerate BBVA shareholders in accordance with the Shareholder Remuneration Policy in force at any given time.
The areas involved in capital management in the Group shall follow and respect the following principles in their respective areas of responsibility:
–ensuring that capital management is integrated and consistent with the Group's Strategic Plan, RAF, Budget and other strategic-prospective processes, to help achieve the Group's long-term sustainability;
–taking into account both the applicable regulatory and supervisory requirements and the risks to which the Group is —or may be— exposed when conducting its business (economic view), when establishing a target capital level, all while adopting a forward-looking vision that takes adverse scenarios into consideration;
–carrying out efficient capital allocation that promotes good business development, ensuring that expectations for the evolution of activity meet the strategic objectives of the Group and anticipating the ordinary and extraordinary consumption that may occur;
–ensuring compliance with the solvency levels, including the MREL, required at any given time;
–compensating BBVA shareholders in an adequate and sustainable manner; and
–optimizing the cost of all instruments used for the purpose of meeting the target capital level at any given time.
To achieve the aforementioned principles, capital management will be based on the following essential elements:
–an adequate governance and management scheme, both at the corporate body level and at the executive level;
–planning, managing and monitoring capital properly, using the measurement systems, tools, structures, resources and quality data necessary to do so;
–a set of metrics, which is duly updated, to facilitate the tracking of the capital situation and to identify any relevant deviations from the target capital level;
–a transparent, correct, consistent and timely communication and dissemination of capital information outside the Group;
–an internal regulatory body, which is duly updated, including with respect to the regulations and procedures that ensure adequate capital management.